UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
November 1, 2010
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices)(Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
On November 1, 2010, Northrop Grumman Corporation (the “Company”) issued a press release (the “Press Release”) announcing the commencement of cash tender offers by its subsidiaries Northrop Grumman Systems Corporation and Northrop Grumman Shipbuilding, Inc. and the concurrent commencement of a public offering of senior unsecured debt securities of the Company. A copy of the Press Release is filed as Exhibit 99 and the Press Release is incorporated herein by reference.
This Current Report on Form 8-K is neither an offer to sell, a solicitation to buy nor an offer to purchase or sell any securities. The tender offers described in the Press Release are being made only pursuant to the applicable offer to purchase and only in such jurisdictions as is permitted under applicable law. The public offering of senior unsecured debt securities described in the Press Release is being made only by means of a prospectus and related prospectus supplement, which may be obtained as set forth in the Press Release.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Filed
Exhibit 99 — Press Release dated November 1, 2010

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
November 1, 2010	By:	/s/ Joseph F. Coyne, Jr.
(Date)		(Signature)
Joseph F. Coyne, Jr. Corporate Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.
Exhibit 99	Press Release dated November 1, 2010